SPDR Series Trust

SPDR® Bloomberg Emerging Markets USD Bond ETF

(the “Fund”)

Supplement dated November 23, 2021 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”), each dated October 31, 2021,

as may be supplemented from time to time

Effective immediately, the Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser”), will begin to delegate certain investment management services for the Fund to State Street Global Advisors Singapore Limited (“SSGA Singapore”), an affiliate of the Adviser, in accordance with a personnel-sharing agreement between the Adviser and SSGA Singapore. State Street Global Advisors Limited will remain as the Fund’s investment sub-adviser and continue to provide day to day management of the Fund’s investments allocated to it by the Adviser. There are no changes to the Fund’s investment objective, investment strategies or fees associated with this arrangement. Accordingly, effective immediately:

1)	The “PORTFOLIO MANAGEMENT” section on page 25 of the Prospectus and page 5 of the Summary Prospectus is replaced with the following:

Portfolio Management

Investment Adviser and Sub-Adviser

SSGA FM serves as the investment adviser to the Fund. SSGA LTD, an affiliate of the Adviser, serves as investment sub-adviser to the Fund and provides day to day management of the Fund’s investments allocated to it by the Adviser, subject to supervision by the Adviser and oversight by the Trust’s Board of Trustees. To the extent that a reference in this Prospectus refers to the Adviser, with respect to the Fund, such reference should also be read to refer to SSGA LTD, where the context requires.

Portfolio Managers

The professionals primarily responsible for the day-to-day management of the Fund are Orhan Imer, Abhishek Kumar, James Kramer, Kheng Siang Ng, Imran Khan and Vernon Loh. Messrs. Ng, Khan and Loh are part of State Street Global Advisors Singapore Limited. (“SSGA Singapore”), an affiliate of the Adviser, and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore.

Orhan Imer, CFA, Ph.D., is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 2017.

Abhishek Kumar is a Managing Director and the Sector Head for Emerging Markets Debt within the Fixed Income Beta Solutions Team at SSGA LTD. He joined SSGA LTD in 2010.

James Kramer is a Vice President of the Adviser and a Senior Portfolio Manager in the Fixed Income Beta Solutions Group. He joined the Adviser in 1996.

Kheng Siang Ng, CFA, is a Vice President and the Asia Pacific Head of the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2005.

Imran Khan is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2021.

Vernon Loh is an Assistant Vice President and fixed income trader in the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2021.

2)	The third paragraph in the “Investment Sub-Adviser” discussion in the “MANAGEMENT” section on page 146 of the Prospectus is deleted and replaced with the following:

The Adviser has retained SSGA LTD, as sub-adviser, to provide day to day management of the SPDR Bloomberg Emerging Markets USD Bond ETF’s investments allocated by the Adviser to SSGA LTD, subject to supervision by the Adviser and oversight by the Board. SSGA LTD has been operating since 1990 with experience in managing indexed fixed income portfolios. As of June 30, 2021, SSGA LTD managed approximately $466.66 billion in assets. SSGA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom.

3)	The following is added beneath the fourth paragraph in the “Investment Sub-Adviser” discussion in the “MANAGEMENT” section on page 146 of the Prospectus:

Participating Affiliate. The Adviser has entered into a personnel-sharing arrangement with its affiliate SSGA Singapore, a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangement, certain employees of SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer. These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the SPDR Bloomberg Emerging Markets USD Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser and Sub-Adviser, SSGA Singapore is not registered as an investment adviser with the SEC. The personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. SSGA Singapore had $4.32 billion in assets under management as of September 30, 2021, and its principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.

4)

The “Portfolio Managers” table in the “MANAGEMENT” section on page 147 of the Prospectus is updated add references to Kheng Siang Ng, Imran Khan and Vernon Loh as portfolio managers of the Fund. In addition, the following biographical information is added beneath the table in the same section:

Kheng Siang Ng, CFA, is a Vice President and the APAC Head of the Fixed Income Beta Solutions Team at SSGA Singapore. He joined SSGA Singapore in 2005. Mr. Ng leads the portfolio management team in APAC, manages both hard currency and local currency emerging market bond mandates in Singapore, works to develop new fixed income solutions for clients and helps grow overall fixed income business in the region. Prior to joining SSGA, Mr. Ng spent three plus years at ABN AMRO Asset Management in Singapore managing active global rates portfolios and Asian currencies. Before that, he worked for six plus years at Bank Negara Malaysia in Kuala Lumpur as portfolio manager managing global bonds and portfolios of foreign exchange reserves, and served as Head of Financial Markets Analysis section. Mr. Ng holds First Class Honours in B.Sc (Economics) Accounting and Finance from the London School of Economics and Political Science. He has earned the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations, and is a member of CFA Society of Malaysia, CFA Society of Singapore, the CFA Institute and the Chartered Alternative Investment Analyst Association.

Imran Khan is a Vice President and a Senior Portfolio Manager in the Fixed Income Beta Solutions Team at SSGA Singapore. He manages both hard currency and local currency Asian bond funds. He joined SSGA Singapore in 2021. Prior to his role at SSGA Singapore, Mr Khan spent eleven years at UOB Asset Management in Singapore as head of the Emerging Markets Fixed Income Team. He started his career as a Portfolio Manager at Bank Negara Malaysia where he managed fixed income portfolios of foreign exchange reserves. He holds a Bachelor of Science in Accounting and Finance from the London School of Economics and Political Science and a Postgraduate Diploma in Mathematics from the University of Southern Queensland.

Vernon Loh is an Assistant Vice President and fixed income trader at SSGA Singapore. He works together with the Portfolio Management team and is responsible for the execution of bonds with a focus on emerging market debt. Mr. Loh joined the Global Fixed Income team at SSGA Singapore in July 2021. He brings over seven years of experience trading fixed income for private banking individuals, where he had an unconstrained global mandate and traded products ranging from multi-currency government bonds to investment grade and high yield corporate debt. Mr. Loh holds a Bachelor’s degree in Business Administration from the National University of Singapore and is a CFA Charterholder. He is fluent in English and Mandarin.

5)

In the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI, the “PORTFOLIO MANAGERS” table on page 51 is updated to add references Kheng Siang Ng, Imran Khan and Vernon Loh as portfolio managers of the Fund.

6)	In the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI, the “Other Accounts Managed” table beginning on page 52 is updated to add the following:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Kheng Siang Ng †	0	$0	1	$3.65	0	$0	$3.65
Imran Khan †	0	$0	1	$0.16	1	$0.51	$0.67
Vernon Loh †	0	$0	0	$0	0	$0	$0

†

Messrs. Ng, Khan and Loh are part of State Street Global Advisors Singapore Limited (“SSGA Singapore”) and provide portfolio management services through a personnel-sharing arrangement between the Adviser and SSGA Singapore. Data provided for Messrs. Ng, Khan and Loh is as of September 30, 2021, and includes no accounts with performance-based fees.

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